Scudder Variable Series
-----------------------
Bond Portfolio
Health Sciences Portfolio

Scudder Variable Series II
--------------------------
Scudder High Income Portfolio
Scudder Fixed Income Portfolio
Scudder Strategic Income Portfolio
Scudder Technology Growth Portfolio
Scudder Total Return Portfolio
SVS Davis Venture Value Portfolio
SVS INVESCO Dynamic Growth Portfolio
SVS Janus Growth and Income Portfolio



The following disclosure supplements disclosure concerning each above-listed Portfolio's custodian in the currently effective Statements of Additional
Information:

The Portfolio employs State Street Bank and Trust Company ("SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees/Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.





















               Please retain this supplement for future reference.


July 28, 2005